

<ARTICLE>                     5
<LEGEND>
This schedule contains summary finanacial information extracted from Swift Energy
Pension Partners 1989-B, Ltd's Balance Sheet and Statement Operations
contained in its Form 10-Q for the quarter ended September 30, 1996.
</LEGEND>

<PERIOD-TYPE>                   9-MOS
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   SEP-30-1996
<CASH>                                         75,341
<SECURITIES>                                   0
<RECEIVABLES>                                  163,292
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               238,633
<PP&E>                                         3,777,025
<DEPRECIATION>                                 (2,146,639)
<TOTAL-ASSETS>                                 1,869,019
<CURRENT-LIABILITIES>                          5,457
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     1,863,562
<TOTAL-LIABILITY-AND-EQUITY>                   1,869,019
<SALES>                                        482,152
<TOTAL-REVENUES>                               482,477
<CGS>                                          0
<TOTAL-COSTS>                                  177,161<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                255,536
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            255,536
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   255,536
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation deple-
tion and amortization expense. Excludes general and administrative and interest expense.

